UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 16, 2024

BLUE BIOFUELS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54942	46-4944960
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3710 Buckeye Street, Suite 120, Palm Beach Gardens, FL 33410

(Address of principal executive offices)

(888) 607-3555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on which registered
Common	BIOF	OTCQB

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On May 3, 2024, the independent audit firm BF Borgers CPA PC (“BF Borgers”) utilized by the Company was denied the privilege of appearing or practicing before the Securities and Exchange Commission as an accountant.

The report of BF Borgers on the Company’s consolidated financial statements for the fiscal year ended December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2023, and through May 3, 2024, there were no “disagreements” with BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BF Borgers would have caused BF Borgers to make reference thereto in its reports on the consolidated financial statement for such years. During the fiscal year ended December 31, 2023, and through May 3, 2024, there have been no “reportable events” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Registration S-K), except for the identified material weaknesses in its internal control over financial reporting as disclosed in the Company’s Annual Report.

The Company is not required to provide BF Borgers with a copy of the disclosure made herein in response to Item 304(a) of Regulation S-K due to the fact that BF Borgers is not currently permitted to appear or practice before the Commission, as noted in Staff Statement on Issuer Disclosure and Reporting Obligations in Light of Rule 102(e) Order against BF Borgers CPA PC, which was disseminated by the SEC on May 3, 2024.

(b) Engagement of New Independent Registered Public Accounting Firm

On May 16, 2024, the Company engaged Assure CPA, LLC (“Assure”) to serve as the Company’s independent accountant and PCAOB certified audit firm for purposes of auditing the Company’s financial statements for the periods ending December 31, 2023, and December 31, 2024, and reviewing the Company’s financial statements for the period ending March 31, 2024, and subsequent periods. The Company had no contact with Assure during the previous two years for any purpose.

Item 9.01. Financial Statements and Exhibits.

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIOFUELS, INC.

Date: May 17, 2024	By	/s/: Anthony Santelli
Anthony Santelli,
Chief Financial Officer

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